UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

Stryker Corporation

(Exact name of Registrant as Specified in Its Charter)

Michigan	001-13149	38-1239739
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1941 Stryker Way Portage, Michigan	49002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (269) 385-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
3.375% Notes due 2028	SYK28	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
3.375% Notes due 2032	SYK32	New York Stock Exchange
3.625% Notes due 2036	SYK36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2026, the Board of Directors of Stryker Corporation (the “Company”) increased the number of authorized directors from 11 to 12 and elected James E. Davis to fill the resulting vacancy. Mr. Davis’s election will become effective on January 1, 2027, and he has not been appointed to any committee of the Board at this time.

Mr. Davis has been CEO and President of Quest Diagnostics (“Quest”) since November 2022 and assumed the role of Chairman of the Quest Board in April 2023. Mr. Davis joined Quest in 2013 as Senior Vice President, Diagnostic Services and was named Senior Vice President, Operations in February 2014. Before joining Quest, he served as CEO of InSightec, Inc., a global medical device company. Prior to that, Mr. Davis spent two decades in senior management roles across General Electric’s healthcare and aviation businesses, including five years leading General Electric’s MRI business. Before General Electric, Mr. Davis led the development of strategic and operating initiatives for clients of McKinsey & Company, Inc.

Mr. Davis will be compensated for his services consistent with the Company’s other non-employee directors, as described in the Company’s proxy statement for its 2026 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2026. In connection with his election to the Company’s Board of Directors, the Company will enter into the form of indemnification agreement for directors, a copy of which is filed as Exhibit 10(xxviii) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 11, 2026, with Mr. Davis.

Item 7.01	Regulation FD Disclosure.

On November 9, 2026, the Company issued a press release announcing the election of Mr. Davis as a director as described in Item 5.02 above, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated November 9, 2026.

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Dated: November 9, 2026	By:	/s/ Tina S. French
	Name:	Tina S. French
	Title:	Corporate Secretary